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                                                                   EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-34855, No. 33-91198 and No. 333-23351) and in the Prospectus constituting part of the Registration Statement on Form S-3 (No.33-34855) of our report dated February 3, 2000 on page F-2 of this Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule of this Form 10-K.




PRICEWATERHOUSECOOPERS LLP
Atlanta, Georgia
March 30, 2000